THE LAZARD FUNDS, INC.

Lazard Global Realty Equity Portfolio
(formerly known as Lazard International Realty Equity Portfolio)

Supplement to Prospectus dated May 1, 2013

The information in this Prospectus regarding Lazard International Realty Equity Portfolio (now known as Lazard Global Realty Equity Portfolio) should be disregarded.  This Portfolio is now offered pursuant to a separate Prospectus dated October 31, 2013.

Dated:  October 31, 2013